                                                                       EXHIBIT 3


        Number                                                  Shares


                                                            COMMON STOCK


                                [VIB CORP LOGO]


    INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA     CUSIP 91823H 10 5

THIS CERTIFIES THAT





IS THE OWNER OF


                 SHARES OF THE COMMON STOCK OF [VIB CORP LOGO]

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. By the acceptance of this certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and all amendments thereto. This certificate is not valid until countersigned by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

-------------------------------------------------------------------------------
                              CERTIFICATE OF STOCK
-------------------------------------------------------------------------------

                                       VIB CORP
        DATED:                       INCORPORATED
                                         NOV.
        /s/ CHARLOTTE STUDER              7             /s/ DENNIS L. KERN
        -----------------------          1997           -----------------------
        SECRETARY                     CALIFORNIA                      PRESIDENT
                                        [SEAL]


                                            See Reverse For Certain Definitions




SHAREHOLDERS MAY OBTAIN, UPON REQUEST AND               COUNTERSIGNED AND REGISTERED:
WITHOUT CHARGE, A STATEMENT OF THE RIGHTS,                     U.S. STOCK TRANSFER CORPORATION
PREFERENCES, PRIVILEGES AND RESTRICTIONS                                (Glendale, California)
GRANTED TO OR IMPOSED UPON EACH CLASS OF                                      Transfer Agent and Registrar:
SHARES AUTHORIZED TO BE ISSUED AND UPON THE             by
HOLDERS THEREOF FROM THE OFFICE OF THE
SECRETARY OF THE CORPORATION.                                                 AUTHORIZED SIGNATURE

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common                                         UNIF GIFT MIN ACT - ........... Custodian .............
     TEN ENT - as tenants by the entireties                                                        (Cust)                (Minor)
     JT TEN  - as joint tenants with right of                                                   under Uniform Gifts to Minors
               survivorship and not as tenants                                                  Act ...............................
               in common                                                                                       (State)
                                                                            UNIF TRF MIN ACT -  ......... Custodian (until age ...)
                                                                                                 (Cust)
                                                                                                ........... under Uniform Transfers
                                                                                                   (Minor)
                                                                                                to Minors Act .....................
                                                                                                                     (State)

                              Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


__________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________________________________________


___________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


__________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________________


                                                          X ______________________________________________________________________

                                                          X ______________________________________________________________________
                                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.